SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934


                               -------------------

Date of Report (Date of Earliest Event Reported):  January 10, 2001


                            NATIONAL BANKSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Virginia                          0-15204                  54-1375874
--------------------------------------------------------------------------------
(State or other                    (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


         P.O. Box 90002
         Blacksburg, Virginia                                     24062-9002
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (540) 951-6300




                                Page 1 of 2 Pages






Item 5   Other Events

        James G. Rakes, Chairman, President & CEO of National Bankshares, Inc. today announced that the Board of Directors has authorized management to buy up to 100,000 shares of the corporation's stock before December 31, 2001. The stock is to be purchased in open market transactions as management determines to be prudent. Management will consider a variety of factors, including current market conditions, company capital levels, and future opportunities.

        Mr. Rakes commented, "Community bank stocks generally, and National Bankshares stock specifically, have recently been trading at historically low levels. Our Board of Directors believes that it is interests of stockholders to repurchase the Company's common stock at a discount to its long-term value."







January 23, 2001                    /s/James G. Rakes
----------------------              -----------------------------
Date                                James G. Rakes
                                    President and
                                    Chief Executive Officer

















                                Page 2 of 2 Pages